                                                                               .
                                                                               .
                                                                               .

                                                                      Exhibit 21

                              LIST OF SUBSIDIARIES

Subsidiaries of Philipp Brothers Chemicals, Inc.                       Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
C P Chemicals, Inc.                                                    New Jersey
Ferro Metal and Chemical Corporation Limited                           U.K.
Koffolk (1949), Ltd.                                                   Israel
Mineral Resource Technologies, Inc.*                                   Delaware
Odda Holdings AS                                                       Norway
Prince Agriproducts, Inc.                                              Delaware
The Prince Manufacturing Company                                       Illinois
Western Magnesium Corp.                                                California
Phibro Chemicals, Inc.                                                 New York
Phibrochem, Inc.                                                       New Jersey
Phibro Animal Health Holdings, Inc.                                    Delaware
Phibro Animal Health U.S., Inc.                                        Delaware
Philibro Animal Health de Argentina SRL                                Argentina
Philibro Animal Health de Venezuela SRL                                Venezuela
Philipp Brothers Animal Health de Chile SRL                            Chile
Philipp Brothers Animal Health de Mexico SRL                           Mexico
Philipp Brothers Brasil Holdings Ltda.                                 Brazil
Philipp Brothers Netherlands I B.V.                                    The Netherlands
Philipp Brothers Netherlands II B.V.                                   The Netherlands
La Cornubia S.A.                                                       France
* Sold effective August 28, 2003

Subsidiaries of C P Chemicals, Inc.                                    Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
Phibro-Tech, Inc.                                                      Delaware

Subsidiaries of Phibro-Tech, Inc.                                      Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
L.C. Holdings S.A.                                                     France


Subsidiaries of L.C. Holdings S.A.                                     Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
Agtrol International S.A.                                              France


Subsidiaries of Koffolk (1949) Ltd.                                    Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
Koffimex Ltd.                                                          Israel
Planalquimica Industrial Ltda.                                         Brazil
Wychem Limited                                                         U.K.
Agrozan, Ltd.                                                          Israel


Subsidiaries of Ferro Metal and Chemical Corporation Limited           Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
D.G. Bennett Chemicals Limited                                         U.K



Subsidiaries of Odda Holdings AS                                       Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------

Odda Smelteverk AS                                                     Norway


Subsidiaries of Phibro Animal Health Holdings, Inc.                    Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
Phibro Animal Health de Costa Rica Ltda                                Costa Rica
Phibro Animal Health, Ltd.                                             Canada
Phibro Animal Health Pty Ltd.                                          Australia
Phibro Animal Health (Pty) Ltd.                                        South Africa
Phibro Corporation Limited                                             Hong Kong/China
Phibro (Japan) Company Limited                                         Japan
Phibro (Malaysia) Sdn Bhd                                              Malaysia
PAH Management Company Limited                                         U.K.


Subsidiaries of Phibrochem, Inc.                                       Jurisdiction of Organization
-------------------------------------------------                      ----------------------------------
Phibro Animal Health (Belgium) SPRL                                    Belgium